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                                                                   EXHIBIT 10.16



                                November 30, 1999


Bruckmann, Rosser, Sherrill & Co. II, L.P.
126 East 56th Street, 29th Floor
New York, New York  10022

         Re: Your Election to Receive Shares of the Surviving Corporation in Lieu of the Merger consideration for Your Shares of O'Sullivan Common Stock

Dear Sirs:

                  Reference is hereby made to the contemplated merger (the "MERGER") of OSI Acquisition, Inc., a Delaware corporation, with and into O'Sullivan Industries Holdings, Inc., a Delaware corporation (the "COMPANY"), pursuant to the Agreement and Plan of Merger dated as of May 17, 1999, as amended (the "MERGER AGREEMENT"). Certain capitalized terms used herein but not otherwise defined herein are defined in the Merger Agreement. Your signature below indicates your agreement to retain your equity investment in the Company by rolling over that number of shares of Common Stock of the Company held by or beneficially owned by you set forth beneath your signature below (the "ROLLOVER SHARES"), into shares of Series B Preferred Stock (the "SERIES B PREFERRED"), and Common Stock of the Surviving Corporation (the "SURVIVING CORPORATION COMMON STOCK"). You shall be entitled to receive for each Rollover Share 0.1785 shares of Series B Junior Preferred and 0.4016 shares of Surviving Corporation Common Stock (collectively, the "ROLLOVER CONSIDERATION"). You hereby acknowledge and agree that you are electing to receive the Rollover Consideration in lieu of the Merger Consideration and that you shall not be entitled to receive any further consideration in the Merger for such Rollover Shares.

                  This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

                                    Very truly yours,

                                    O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                    By:  /s/ Richard D. Davidson
                                        --------------------------------------
                                        Richard D. Davidson, President and
                                              Chief Operating Officer
ACKNOWLEDGED AND AGREED,

/s/ Stephen F. Edwards
---------------------------------
BRUCKMANN, ROSSER, SHERRILL &
         CO. II, L.P.

Number of Rollover Shares:
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